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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2008

CHINA PROPERTIES DEVELOPMENTS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-50637

Colorado                                                                                  84-1595829
(State or other jurisdiction                                                   (I.R.S. Employer
of incorporation)                                                              Identification No.)

89 Chang’an Middle Rd.
Yangming International Tower, Flrs. 26/27
Xi’an, China
(Address of principal executive offices) (zip code)

86 29 85257560
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (d)      On June 25, 2008, the Board of Directors of China Properties Developments, Inc. (the “Company”) appointed Dr. Zhao. as director of the Company.  As a result, the Board of Directors now consists of seven members.

Shouguo Zhao, Ph.D. Economics, age 44. Dr. Zhao holds several positions with Northwest University in Xi’an.  He is Deputy Dean, School of Economics and Management, Professor, Economy Department; Doctoral Supervisor; Director of the Institute of Enterprise Development; and, Vice President of Academic Degree Evaluation Committee in Economics .  Dr. Zhao’s research fields include: financial investment; modern corporate system and development strategy; and, regional economic development strategy.  Dr Zhao has published more than 100 academic papers in publications such as World of Management, and three works including Study on Enterprise Property Right System. He has won five provincial and ministerial scientific research achievements awards. Dr. Zhao earned his Ph.D. from Northwest University in Xi’an.

Mr. Zhao is a member of the Shaanxi Decision-making Consultation Committee; is an executive member of the Ninth Executive Committee of Federation of Industry and Commerce; and, is the adjunct professor, Law School, Northwest University.  Dr. Zhao is also an independent director of the following organizations: Shaanxi Qin Mountain Cement (Group) Co., Ltd.; Xi’an Minsheng Group Co., Ltd.; and, Xi’an Tourism (Group) Co., Ltd..  Dr. Zhao is a consultant for Shaanxi Listed Companies Association.

Dr. Zhao has been appointed to serve on the Board’s audit and compensation committees.  There are no arrangements or understanding between Dr Zhao and any other persons pursuant to which either was selected as a director.  There have been no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. has, or will have, a direct or indirect material interest.

Item 9.01     Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

          99.1     Press release dated June 27, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          CHINA PROPERTIES DEVELOPMENTS, INC.
                                                                                          (Registrant)

Dated:    June 25, 2008                                                      By:          /s/ Shuo (Steven) Lou
                                                                                          Name:     Shuo (Steven) Lou
                                                                                          Title:       Chief Financial Officer